SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 10, 2007

                           EPIC ENERGY RESOURCES, INC.
                           ---------------------------
                 (Name of Small Business Issuer in its charter)


       Colorado                        0-31357                   94-3363969
------------------------        -----------------------    ---------------------
(State of incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)

                           10655 Six Pines, Suite 210
                           The Woodlands, Texas 77380
            ---------------------------- ---------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (281)-419-3742

                                       N/A
                         ------------------------ ----
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

      In August 2007, the Company acquired The Carnrite Group LLC for 3,177,812 shares of its restricted common stock. In connection with this acquisition, 1,673,036 additional shares of common stock were issued to key officers of The Carnrite Group as retention shares that will vest in two years from March 28, 2007, which is the effective date of the acquisition. All or part of these shares will be returned to the Company if one or more officers of Carnrite voluntarily terminate their employment prior to March 23, 2009.

      The Carnrite Group, LLC emerged from Jefferies Energy Consulting, LLC, in early 2007 facilitated by the decisions of Jefferies Randall & Dewey management to exit management consulting. The Carnrite consultants have industry experience that span the upstream, midstream, downstream, and utility sectors of the oil and gas industry covering reservoir management and drilling to commodity marketing and trading, and financial analysis and planning to organizational design.

      The Carnrite Group, from its base in Houston, Texas, brings global experience working with clients spanning domestic North American, to national and multi-national energy companies, including midstream companies, petro-chemical companies, service providers, and the investment banking community. The Carnrite Group team of consultants have completed engagements ranging from operations effectiveness and optimization, to corporate strategy and organizational capability in Europe, Mid East, Africa and Asia; conceptual field development in South America; and gas commercialization and operations optimization in Australia. Success is achieved by blending a proven project approach leveraged with multinational teams to achieve a result tailored to suit the clients' needs.

Item 9.01   Financial Statements and Exhibits

      The financial statements of The Carnrite Group LLC, together with the required proforma financial statements, are filed with this amended report.

                          INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm                    F-2

Balance Sheet - June 30, 2007                                              F-3

Income Statement - for the period from March 28, 2007
   (inception) through June 30, 2007                                       F-4

Statement of Members' Equity - for the period from March 28, 2007
  (inception) through June 30, 2007                                        F-5

Statement of Cash Flows - for the period from March 28, 2007
  (inception) through June 30, 2007                                        F-6

Notes to Financial Statements                                       F-7 - F-17

             Report of Independent Registered Public Accounting Firm


To the Board of Directors and Shareholders of The Carnrite Group L.L.C.

We have audited the accompanying balance sheet of The Carnrite Group L.L.C. (the "Company") as of June 30, 2007, and the related statements of income, members' equity and cash flows for the period from March 28, 2007 (inception) through June 30, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Carnrite Group L.L.C. as of June 30, 2007, and the results of its operations and cash flows for the period from March 28, 2007 (inception) through June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Malone & Bailey, PC
Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas

October 29, 2007

                            THE CARNRITE GROUP L.L.C.
                                  Balance Sheet
                                  June 30, 2007

                       ASSETS

CURRENT ASSETS
  Cash and cash equivalents                            $   48,227
  Receivables from clients:
      Billed, net of allowance of $0                      596,473
      Unbilled, at estimated net realizable value         611,410
                                                       -----------
      TOTAL CURRENT ASSETS                              1,256,110

Property and equipment, net                                26,442
Other assets                                                4,901
                                                       ===========
      TOTAL ASSETS                                     $1,287,453

           LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                     $  309,556
  Accounts payable - related party                          1,641
  Lines of credit                                         362,000
                                                       -----------
      TOTAL CURRENT LIABILITIES                           673,197

Non-current liabilities                                         0
                                                       -----------
               TOTAL LIABILITIES                          673,197

Members' Equity                                           614,256

                                                       -----------
        TOTAL LIABILITIES AND MEMBERS' EQUITY          $1,287,453
                                                       ===========




         The accompanying notes are an integral part of these financial statements.

                            THE CARNRITE GROUP L.L.C.
                                Income Statement
      For the period from March 28, 2007 (inception) through June 30, 2007


REVENUES
  Consulting fees                                      $1,222,612
                                                       -----------
      TOTAL REVENUES                                    1,222,612

OPERATING EXPENSES
    Depreciation and amortization expense                   1,089
    Professional and subcontracted services               297,698
    Compensation and benefits                             157,894
    Occupancy, communication and other                    128,961
    General and administrative                             21,858
                                                       -----------
      OPERATING EXPENSES                                  607,500

               INCOME FROM OPERATIONS                     615,112

     Interest expense                                       2,106
                                                       -----------
      OTHER EXPENSES                                        2,106
                                                       -----------

                        NET INCOME                     $  613,006
                                                       ===========








         The accompanying notes are an integral part of these financial statements.

                            THE CARNRITE GROUP L.L.C.
                Statement of Members' Equity For the period from March 28, 2007 (inception) through June 30, 2007



BALANCE, March 28, 2007             $        -

   Members' contributions                1,250
   Net income                          613,006
                                    ----------

BALANCE, June 30, 2007              $  614,256
                                    ==========












         The accompanying notes are an integral part of these financial statements.

                            THE CARNRITE GROUP L.L.C.
                             Statement of Cash Flows
      For the period from March 28, 2007 (inception) through June 30, 2007


CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                           $  613,006
  Adjustments to reconcile net income to
   net cash used in operating activities
  Depreciation and amortization                             1,089
  Changes in operating assets and
   liabilities:
   Accounts receivable                                  (1,207,88)
   Other assets                                            (4,901)
   Accounts payable                                       311,197
                                                       -----------
NET CASH USED IN OPERATING ACTIVITIES                    (287,492)
                                                       -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                    (27,531)
                                                        ----------
NET CASH USED IN INVESTING ACTIVITIES                     (27,531)
                                                        ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from members' contributions                      1,250
  Borrowings under lines of credit                        362,000
                                                       -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                 363,250
                                                       -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                  48,227

CASH AND CASH EQUIVALENTS, March 28, 2007                       -
                                                       -----------

CASH AND CASH EQUIVALENTS, June 30, 2007               $   48,227
                                                       ===========







         The accompanying notes are an integral part of these financial statements.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business
-----------------------------------

The Carnrite Group L.L.C. (the Company) is a Texas Limited Liability Company focused on providing strategic and operational consulting services to the broad energy industry. The Company's consultants have industry experience that spans the upstream, midstream, downstream, and utility sectors of the energy industry. The Company covers areas that include reservoir management, project management, commodity marketing and trading, financial analysis, acquisition due diligence, and organizational design. The Company is currently engaged with several multi-national companies on assignments both domestically and internationally.

Basis of Presentation
---------------------

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

Use of Estimates
----------------

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and cash equivalents
-------------------------

For purposes of the statement of cash flow, cash and cash equivalents include demand deposits, time deposits and short-term liquid investments such as certificates of deposit with a maturity of three months or less when purchased. The Company maintains deposits at one financial institution, the balance of which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation ("FDIC"). However, the Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risks from these excess deposits.

Receivables From Clients
------------------------

Billed receivables from clients are presented at their billed amount less an allowance for doubtful accounts. Unbilled receivables are stated at net realizable value less an allowance for non-billable amounts.

The Company provides an allowance for doubtful accounts on receivables based on historical collection experience and a specific review of each customer's receivable balance. As of June 30, 2007, management determined that no allowance for doubtful accounts was required based on management's assessment of the collect ability of these items. No accounts were written off during the period from March 28, 2007 (inception) through June 30, 2007.

Property and Equipment
----------------------

Property and equipment consists of office equipment and furniture and are stated at cost. Depreciation is computed on a straight-line basis over estimated useful lives ranging from three to five years.

Impairment
----------

The Company has adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" and periodically evaluates, using independent appraisals and projected undiscounted cash flows, the carrying value of its long-lived assets and whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. There were no impairment charges during the period from March 28, 2007 (inception) through June 30, 2007.

Revenue Recognition
-------------------

Revenue includes fees primarily generated from consulting services provided. The Company recognizes revenue from these consulting engagements when hours are worked, either on a time-and-materials basis or on a fixed-fee basis, depending on the terms and conditions defined at the inception of an engagement with a client. The terms of the contracts with clients are fixed and determinable and may change based upon agreement by both parties. Individual consultants' billing rates are principally based on a multiple of salary and compensation costs.

Revenue recognized in excess of billings is recorded as unbilled accounts receivable. Cash collections and invoices generated in excess of revenue recognized are recorded as deferred revenue until the revenue recognition criteria are met. Client reimbursable expenses, including those relating to travel, other out-of-pocket expenses and any third-party costs, are included in revenue, and an equivalent amount of reimbursable expenses are included in professional and subcontracted services as a cost of revenue.

Income Taxes
------------

The Company is treated as a partnership for federal income tax purposes; therefore, it is not taxed. Under Subchapter K of the Internal Revenue Code, each member is taxed separately on their distributive share of the Company's income whether or not that income is actually distributed.

Fair Value of Financial Instruments
-----------------------------------

In accordance with the reporting requirements of SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this statement and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. The estimated fair value of cash, accounts receivable and accounts payable approximate their carrying amounts due to the short maturity of these instruments. The carrying value of short and long-term debt also approximates fair value since their terms are similar to those in the lending market for comparable loans with comparable risks. None of these instruments are held for trading purposes.

Recent Accounting Pronouncements
--------------------------------

In September 2006, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No.157, "Fair Value Measurements" (FAS 157). FAS 157defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. FAS 157 applies under other accounting pronouncements that require or permit fair value measurements and accordingly, does not require any new fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. The company does not believe the adoption of FAS 157 will have a material impact on its financial statements.

In June 2006, the FASB issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109"("FAS 109"), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FAS No. 109,"Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. This Interpretation is effective for fiscal years beginning after December 15, 2006 so it will be effective for the company in first quarter of fiscal year 2008, which begins on January 1, 2008. The Company does not believe the adoption of FIN 48 will have a material impact on its financial statements.

In September 2006, the SEC released Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statement" ("SAB 108"), which provides guidance on how companies should quantify financial statement misstatements. SAB 108 requires that the effect of misstatements that were not corrected at the end of the prior year be considered in quantifying misstatements in the current-year financial statements. Two techniques were identified as being used by companies in practice to accumulate and quantify misstatements -- the "rollover" approach and the "iron curtain" approach. The rollover approach quantifies a misstatement based on the amount of the misstatement originating in the current-year income statement. Thus, this approach ignores the effects of correcting the portion of the current-year balance sheet misstatement that originated in prior years. The iron curtain approach quantifies a misstatement based on the effects of correcting the cumulative misstatement existing in the balance sheet at the end of the current year, irrespective of the misstatement's year(s) of origination. SAB 108 permits companies to adjust for the cumulative effect of misstatements relating to prior years in the carrying amount of assets and liabilities as of the beginning of the current fiscal year, with an offsetting adjustment to the opening balance of retained earnings in the year of adoption.

In February 2007, the Financial Accounting Standards Board (the "FASB") issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities -- Including an Amendment of FASB Statement No. 115 ("SFAS 159"). This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. Most of the provisions in SFAS 159 are elective; however, the amendment to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, applies to all entities with available-for-sale and trading securities. The FASB's stated objective in issuing this standard is as follows: "to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions."

The fair value option established by SFAS 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. The fair value option: (i) may be applied instrument by instrument, with a few exceptions, such as investments otherwise accounted for by the equity method;
(ii) is irrevocable (unless a new election date occurs); and (iii) is applied only to instruments and not to portions of instruments.

SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements ("SFAS 157"). The Company is currently assessing the impact of SFAS 159 on its financial statements.

NOTE 2 - LINES OF CREDIT

The Company's borrowings consist of two lines of credit.

On May 1, 2007, the Company entered into a line of credit agreement with Compass Bank for a total of $800,000. As of June 30, 2007, the amount outstanding under the line of credit was $312,000. The loan bears interest at 8.25% and matures April 30, 2008. Interest is payable monthly and principal is due at maturity. The credit agreement is secured by all accounts of the Company.

On May 9, 2007, the Company borrowed $50,000 from Carnrite Consolidated Business Enterprises Ltd. ("CCBE"). CCBE is owned by Alan Carnrite (principal director at The Carnrite Group L.L.C.) who had an option to purchase 40% of the Company. The loan bears interest at 8.25% and matures May 15, 2012. The note is callable by the lender at any point. The Company must make principal payments in the amount of 85% of cash in excess of $300,000 at each month end.

NOTE 3 - MEMBERS' EQUITY

On March 28, 2007, the Company issued members' equity to five individuals in exchange for cash of $1,250.

On March 28, 2007, the Company issued an option to Alan G. Carnrite to purchase a 40% membership interest in the Company. The option had an exercise price of $1 and a term of two years. The fair value for the option granted was estimated at the date of grant using the Black-Scholes option-pricing model assuming an expected life of 2.0 years, a risk-free rate of 4.53% and an expected volatility of 100%. The Black-Scholes option-pricing model resulted in a total fair value on the date the option was granted of $499. In August 2007, Alan G. Carnrite exercised the option.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Leases
------

On April 23, 2007, the Company entered into an agreement to lease office facilities and copier in Houston, Texas leased under a twenty-four month operating lease agreement. The agreement expires May 1, 2009, and provides for base monthly rental payments of $2,500 through May 1, 2008, and $2,750 for the final 12 months of the lease. The lease may be renewed for an additional year at the option of the Company at a rate of $3,000 per month. During the period from March 28, 2007 (inception) through June 30, 2007, rent expense totaled $13,183.

Future minimum lease payments for The Carnrite Group operating lease commitments are:

Fiscal                           Lease
Year                             Commitments
----------------------------     ------------------

2008                             $     35,240
2009                             14,240
2010                             3,240
2011                             1,215
2012                             0
Thereafter                       0
                                       ------------
Total                            $     53,935
                                 ==================

We evaluate office capacity on an ongoing basis to meet changing needs in our markets with a goal of minimizing our occupancy expense.

License Fee Commitments under License Agreement
-----------------------------------------------

The Company entered into an agreement to license certain products. These products are databases containing primarily financial data at the industry and company level that is used by the Company in connection with the preparation of presentations, publications, and other materials as part the Company's ordinary business activities. Under the agreement, the Company is obligated to pay quarterly license fees of $5,000, through the term year ending May 15, 2008 and may be renewed on terms agreed to by both parties. As of September 30, 2007, the Company had paid $10,000 of the annual license fees. Under the terms of the agreement, the Company has no obligation beyond May 15, 2008 regarding any fees associated with this licensed products.

Concentrations of Risk
----------------------

As of June 30, 2007, two of the Company's customers accounted for 63% and 29% of total accounts receivable, respectively. For the period from March 28, 2007 (inception) through June 30, 2007, the company's two largest customers accounted for 37% and 15% of total revenues.

NOTE 5 - SUBSEQUENT EVENTS

In August 2007, the Company was acquired by Epic Energy Resources, Inc. ("Epic") for 3,177,812 shares of Epic's restricted common stock. In connection with this acquisition, 1,673,036 additional shares of Epic common stock were issued to key officers of the Company as retention shares that will vest in two years from March 28, 2007, which is the effective date of the acquisition. All or part of these shares will be returned to Epic if one or more officers of the Company voluntarily terminate their employment prior to March 23, 2009.

                           Epic Energy Resources, Inc.
           Unaudited Pro forma Condensed Combined Financial Statements
                                  June 30, 2007

The following unaudited pro forma condensed combined balance sheet, unaudited pro forma condensed combined statement of operations and explanatory notes give effect to the acquisition of The Carnrite Group L.L.C. ("Carnrite") by Epic Energy Resources, Inc. ("Epic").

The unaudited pro forma condensed combined balance sheet, unaudited pro forma condensed combined statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statement of operations have been prepared utilizing the historical financial statements of Carnrite and Epic and should be read in conjunction with the historical financial statements and notes thereto.

The transaction giving rise to the unaudited pro forma condensed combined financial statements is the purchase by Epic of a 100% interest in Carnrite on August 13, 2007 in consideration for 3,177,812 shares of its restricted common stock. In addition, Epic issued 63,556 shares of its restricted common stock as a transaction fee to an individual that assisted with the Carnrite acquisition. In connection with this acquisition, 1,673,036 additional shares of common stock were issued to key officers of the Carnrite Group as contingent consideration that will vest in two years from March 28, 2007, which is the effective date of the acquisition. All or part of these shares will be returned to the Company if one or more officers of Carnrite voluntarily terminate their employment prior to March 23, 2009. Based upon management's interpretation of EITF No. 95-8 "Accounting for Contingent Consideration Paid to the Shareholders for an Acquired Enterprise in a Business Combination", the contingent consideration is considered compensation cost for post-combination recognition and not additional purchase price.

The unaudited pro forma condensed combined statement of operations has been prepared as if the acquisition had been consummated on January 1, 2007. Carnrite did not commence its operations until March 28, 2007. The unaudited pro forma condensed combined balance sheet has been prepared as if the acquisition was consummated on June 30, 2007.

The unaudited condensed combined financial statements are presented for informational purposes only, are based on certain assumptions that we believe are reasonable and do not purport to represent our financial condition or our results of operations had the business combination occurred on or as of the dates noted above or to project the results for any future date or period. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited condensed combined financial information.

The acquisition and related transactions will be treated as a purchase business combination for accounting purposes, and Carnrite's assets acquired and liabilities assumed will be recorded at their fair value.

The allocations of the purchase price to Carnrite's assets and liabilities are only preliminary allocations based on estimates of fair value and will change when the actual fair values are determined. Among the provisions of Statement of Financial Accounting Standards No. 141, "Business Combinations," criteria have been established for determining whether intangible assets should be recognized separately from goodwill. Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," provides, among other guidelines, that goodwill and intangible assets with indefinite lives will not be amortized, but rather are tested for impairment on at least an annual basis.

                           Epic Energy Resources, Inc.
              Unaudited Pro forma Condensed Combined Balance Sheet
                                  June 30, 2007


                                         Historical  Historical   Pro Forma
                                            Epic      Carnrite   Adjustments  Pro Forma
                                         ----------  ----------  -----------  ---------
                 ASSETS
CURRENT ASSETS
  Cash and cash equivalents              $  513,723  $   48,227   $       -   $ 561,950
  Receivables from clients:
      Billed, net of allowance of $0         10,000     596,473           -     606,473
      Unbilled, at estimated net
        realizable value                          -     611,410           -     611,410
  Prepaid expenses and other                 64,999           -           -      64,999
                                         ----------  ----------  -----------  ---------

        TOTAL CURRENT ASSETS                588,722   1,256,110           -   1,844,832

Proved oil and gas properties
 (full-cost method)                       6,075,984           -           -   6,075,984
Other mineral reserves                      783,474           -           -     783,474
Property and equipment, net                       -      26,442           -      26,442
Other assets                                      -       4,901           -       4,901
Goodwill (Note 1)                                 -           -  10,082,252  10,082,252
                                         ----------  ----------  -----------  ---------
        TOTAL ASSETS                     $7,448,180  $1,287,453 $10,082,252 $18,817,885
                                         ==========  ========== ===========  ==========
LIABILITIES AND OWNERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                         $ 42,092  $  309,556 $         -  $  351,648
  Accounts payable - related party                -       1,641           -       1,641
  Accrued liabilities                        81,862                              81,862
  Current portion of long term debt         877,046           -           -     877,046
  Lines of credit                                 -     362,000           -     362,000
                                         ----------  ----------  -----------  ---------
        TOTAL CURRENT LIABILITIES         1,001,000     673,197           -   1,674,197

Asset retirement obligations                153,081           -           -     153,081
Long-term debt                            1,750,431           -           -   1,750,431
                                         ----------  ----------  -----------  ---------
               TOTAL LIABILITIES
                                          2,904,512     673,197           -   3,577,709

Members' Equity (Note 1)                          -     614,256    (614,256)          -
Common stock (Note 1)                    10,570,157           -  10,696,508  21,056,937
Additional paid in capital                  330,912           -           -     330,912
Retained deficit                         (6,357,401)          -           -  (6,357,401)
                                         ----------  ----------  -----------  ---------
TOTAL OWNERS' EQUITY                      4,543,668     614,256  10,082,252  15,240,176
                                         ----------  ----------  ----------- ----------
TOTAL LIABILITIES AND OWNERS' EQUITY     $7,448,180  $1,287,453 $10,082,252 $18,817,855
                                         ==========  ==========  ==========  ===========


See explanatory notes to unaudited proforma condensed combined financial statements

                           Epic Energy Resources, Inc.
         Unaudited Pro forma Condensed Combined Statement of Operations
                         Six Months Ended June 30, 2007


                                         Historical  Historical   Pro Forma
                                            Epic      Carnrite   Adjustments  Pro Forma
                                         ----------  ----------  -----------  ---------
REVENUES
  Consulting fees                         $  94,842   $1,222,612               $1,317,454
  Oil and gas revenue                         9,673            -                    9,673
                                          -----------------------------------------------
        TOTAL REVENUES                      104,515    1,222,612          -     1,327,127

OPERATING EXPENSES
    General and administrative              848,016       21,858                  869,874
    Lease operating expenses                122,555            -                  122,555
    Professional and subcontracted
      services                                    -      297,698                  297,698
    Compensation and benefits (Note 2)            -      157,894                  157,894
    Occupancy, communication and other            -      128,961                  128,961
    Depreciation, depletion and
      amortization expense                        -        1,089                    1,089
    Accretion expense                        10,738                                10,738
    Impairment of oil and gas properties  1,338,527                             1,338,527
                                          -----------------------------------------------
        OPERATING EXPENSES                2,319,836      607,500          -     2,927,336

     INCOME (LOSS) FROM OPERATIONS       (2,215,321)     615,112          -    (1,600,209)

OTHER INCOME (EXPENSE)
    Interest and other income                 6,710            -                    6,710
    Interest expense                        (80,264)      (2,106)                 (82,370)
                                          -----------------------------------------------
        OTHER INCOME (EXPENSE)              (73,554)      (2,106)         -       (75,660)
                                          -----------------------------------------------
NET INCOME (LOSS)                       $(2,288,875)   $ 613,006          -   $(1,675,869)
                                          -----------------------------------------------

Earnings (loss) per share from
continuing operations - Basic and Diluted      (.05)                                (.04)
WAVG shares outstanding - Basic and      41,670,355                           41,670,355
Diluted



See explanatory notes to unaudited proforma condensed combined financial statements

EXPLANATORY NOTES

Pro forma adjustments

1. The adjustment to the balance sheet for the acquisition is to recognize the consideration for the acquisition, being 3,241,368 shares of Epic common stock valued at the closing price on August 13, 2007 of $3.30 per share. The excess purchase price paid over the fair value of the acquired net assets of Carnrite is recorded as Goodwill. The members' equity of Carnrite is eliminated as is standard in consolidation of acquired entities. We have not completed a final assessment of the fair value of assets and liabilities of Carnrite. The assessment will not be completed until the full review of the assets has been completed. We expect that the ultimate purchase price allocation will include adjustments to the fair value of certain assets and liabilities. Accordingly, to the extent such assessments indicate that the fair value of the assets and liabilities differ from their net book value, such differences would be allocated to those assets and liabilities.

2. No adjustments were made for the employment agreements entered into with key members of management of Carnrite. Such agreements provide for compensation of $150,000 per annum to five key employees of Carnrite. Such amounts were not included in the unaudited pro forma condensed combined statement of operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 6, 2007                  EPIC ENERGY RESOURCES, INC.


                                          By    /s/ John Ippolito
                                                -----------------------------
                                                   John Ippolito, President